
                                                               PNC MORTGAGE SECURITIES CORP.
                                                               MASTER SERVICING
PROCESSING MONTH:  04/1996                                     MORTGAGE PASS-THROUGH CERTIFICATES
                                                               05/1996 DISTRIBUTION REPORT
SERIES 1994-2 (1366)                                                                              WEIGHTED AVERAGE PC RATE:  6.9892
- ------------------------------------------------------------------------------------------------------------------------------------
ISSUE DATE:  04/29/1994
CERTIFICATE BALANCE AT ISSUE:                 $139,416,667.25


                                                                                  CERTIFICATE
                                                               TOTAL              ACCOUNT                         CERTIFICATE
                                                               NUMBER OF          ACTIVITY                        BALANCE
                                                               MORTGAGES          (@ PC RATE)                     OUTSTANDING
                                                               --------------     --------------------            ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                      455                                      $127,164,356.04
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                           $124,858.22
 Unscheduled Principal Collection/Reversals                                                 $27,994.88
 Liquidations-in-full                                                       3            $1,021,733.50
 Principal Balance Sales Adjustments                                                             $0.00
 Net Principal Distributed                                                               $1,174,586.60              ($1,174,586.60)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                         $0.00

BALANCE CURRENT FISCAL MONTH-END:                                         452                                      $125,989,769.44

SCHEDULED INTEREST AT MORTGAGE RATE:                                                       $770,267.91

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                      $0.01
 Interest Sales Adjustments                                                                      $0.00
 Interest Accrual Adjustment                                                                     $0.00
 Interest Uncollected on Liquidation                                                             $0.00
 Interest Uncollected on Non-Earning Assets                                                      $0.00
 Net Unscheduled Interest Distributed                                                            $0.01

OTHER:
 Loan Conversion Fees                                                                            $0.00
 Expense Reimbursements                                                                          $0.00
 Gain on Liquidations                                                                            $0.00
 Hazard Insurance Premium Refunds                                                                $0.00
 Net Other Distributions                                                                         $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                           $29,369.67

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                   $0.00
 Servicing Fees Sales Adjustments                                                                $0.00
 Servicing Fees Accrual Adjustments                                                              $0.00
 Servicing Fees Uncollected on Liquidation                                                       $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                   $0.00
 Net Unscheduled Service Fees Distributed                                                        $0.00

MISCELLANEOUS EXPENSES:                                                                          $0.00

NET FUNDS DISTRIBUTED:                                                                   $1,915,484.85




                                                               PNC MORTGAGE SECURITIES CORP.
                                                               MASTER SERVICING
PROCESSING MONTH:  04/1996                                     MORTGAGE PASS-THROUGH CERTIFICATES
                                                               05/1996 DISTRIBUTION REPORT
SERIES 1994-2 (1366)                                                                              WEIGHTED AVERAGE PC RATE:  6.9892
- -----------------------------------------------------------------------------------------------------------------------------------

     BEGINNING                                                                                           ENDING
 PRINCIPAL BALANCE                                                                                 PRINCIPAL BALANCE
- --------------------                                                                              --------------------
    $127,164,356.04                                                                                   $125,989,769.44


     PRINCIPAL                    SCHEDULED                     INTEREST        NET INTEREST             TOTAL
   DISTRIBUTION                  INTEREST DUE                  ADJUSTMENT       DISTRIBUTION          DISTRIBUTION
- --------------------            --------------                ------------     --------------     --------------------
      $1,174,586.60               $740,898.24                       $0.01        $740,898.25            $1,915,484.85



                                                               PNC MORTGAGE SECURITIES CORP.
                                                               MASTER SERVICING DIVISION
PROCESSING MONTH:  04/1996                                     MORTGAGE PASS-THROUGH CERTIFICATES
                                                               05/1996 DISTRIBUTION REPORT
SERIES 1994-2 (1366)                                                                              WEIGHTED AVERAGE PC RATE:  6.9892
- -----------------------------------------------------------------------------------------------------------------------------------
                                                 MEMO ITEMS

MEMO IMCOME/EXPENSES TO SERVICERS:                            ISSUER P & I ADVANCES:
Late Charges                            $0.00                 Beginning Advance Balance                         $0.00
Prepayment Fees                         $0.00                 New Advances                                      $0.00
Miscellaneous Fees                      $0.00                 Advances Recovered                                $0.00
                                                              Ending Advance Balances                           $0.00


INSURANCE RESERVES

                                     ORIGINAL                   CLAIMS IN             CLAIMS                             COVERAGE
INSURANCE TYPE                        BALANCE                    PROGRESS               PAID          ADJUSTMENTS       REMAINING
MPI                                     $0.00                       $0.00              $0.00                 $0.00           $0.00

SPECIAL HAZARD                  $1,101,774.00                       $0.00              $0.00                 $0.00   $1,101,774.00
BANKRUPTCY BOND
SINGLE-UNITS                      $100,000.00                       $0.00              $0.00                 $0.00     $100,000.00
MULTI-UNITS                             $0.00                       $0.00              $0.00                 $0.00           $0.00

MORTGAGE REPURCHASE             $2,788,333.00                       $0.00              $0.00         $1,504,754.33   $1,263,578.67


DELINQUENT INSTALLMENTS

         ONE                                           TWO                                      THREE
        COUNT      PRIN BALANCE                       COUNT      PRIN BALANCE                   COUNT              PRIN BALANCE
          3         $855,532.21                         1        $212,442.02                      0                    $0.00


                                   IN FORECLOSURE                                 ACQUIRED
                                        COUNT        PRIN BALANCE                   COUNT             PRIN BALANCE
                                          1           $202,406.07                      0                  $0.00




The Class B-1, Class B-2 and Class B-3, Class B-4, Class B-5 and Class B-6 (collectively the "Subordinate Certificates"), provide credit support, special hazard, bankruptcy and fraud coverage to the Class A-1, Class A-2, and Class A-3 (collectively, the "Senior Offered Certificates") and Class A-4(collectively with the Senior Offered Certificates, the "Senior Certificates") Certificates, to the extent described in the prospectus supplement (the "Prospectus Supplement") pursuant to which the Class B-1, Class B-2, Class B-3 and Senior Offered Certificates were offered. The Class Principal balances of the Subordinate Certificates immediately after the principal and interest distribution on May 28, 1996 are as follows:

      CLASS                  CLASS PRINCIPAL BALANCE
       B-1                         $3,414,448.14
       B-2                         $2,727,189.45
       B-3                         $1,363,595.24
       B-4                           $818,156.93
       B-5                           $204,539.24
       B-6                           $682,246.30

Aggregate Class Principal
  Balance of the Subordinate
  Certificates                     $9,210,175.30


The amount of special hazard, bankruptcy, and fraud coverage allocated exclusively to the Subordinate Certificates, as described in the Prospectus Supplement, is $1,101,774.00, $100,000.00 and $1,283,578.67. repsectively;
after the specified amounts are reached, such losses shall be allocated among all outstanding classes of Subordinate Certificates and Senior Certificates pro rata, as described in the Prospectus Supplement.


SERIES 1994-2                   DELINQUENT * MORTGAGE LOANS (AS OF APRIL 30, 1996):


                       I               II              III               IV             V                 VI               VII
                  TOTAL LOANS         TOTAL                      LOANS DELINQUENT
                      IN              DELINQ.       --------------------------------------------       LOANS IN           LOANS
                 MORTGAGE POOL        LOANS           1 MONTH          2 MONTH       3 MONTH          FORECLOSURE        ACQUIRED

- ----------------------------------------------------------------------------------------------------------------------------------
DOLLAR AMOUNT  $125,989,769.44**  $1,270,380.30***  $855,532.21***  $212,442.02***   $0.00***       $202,406.07***       $0.00***

NUMBER                     452                5               3               1          0                    1              0

% OF POOL
(DOLLARS)              100.00%            1.01%           0.68%           0.17%      0.00%                0.16%          0.00%

% OF POOL
(NO. OF LOANS)         100.00%            1.11%           0.66%           0.22%      0.00%                0.22%          0.00%


* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 1, 1996 scheduled payments and April 1, 1996 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of April 30, 1996.

Trading Factor, calculated as of May 25, 1996: .90369231. By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 1, and unscheduled prepayments in months prior to April, can be calculated.